UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 10, 2016

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)
RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP (Exact Name of Registrant as Specified in Its Charter)
Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, CA (Address of Principal Executive Offices)	92122 (Zip Code)

Registrant's telephone number, including area code: (858) 677-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 10, 2016, Retail Opportunity Investments Partnership, LP (the “Operating Partnership”), the operating partnership subsidiary of Retail Opportunity Investments Corp. (the “Company”), acquired Casitas Plaza Shopping Center, located in Carpinteria, California and Magnolia Center located in Santa Barbara, California (together, the “Properties”) for an adjusted purchase price of approximately $64.0 million which was paid through a combination of the issuance of 2,434,833 units of limited partnership interest in the Operating Partnership (the “OP Units”) with a fair value of approximately $46.1 million, the assumption of approximately $16.8 million of loans on the Properties (the “Transaction”) and cash on hand. Casitas Plaza Shopping Center is approximately 97,000 square feet and is anchored by Albertson’s Supermarket and CVS Pharmacy. Magnolia Shopping Center is approximately 116,000 square feet and is anchored by Kroger (Ralph’s) Supermarket.

Item 9.01 Financial Statements and Exhibits.

(a) Combined Financial Statement of Business Acquired.

Casitas Plaza Shopping Center and Magnolia Center

•	Independent Auditors’ Report
•	Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2015
•	Notes to Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2015

(b) Pro Forma Financial Information for Retail Opportunity Investments Corp.

•	Pro Forma Consolidated Balance Sheet as of December 31, 2015 (Unaudited)
•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statement (Unaudited)

(c) Pro Forma Financial Information for Retail Opportunity Investments Partnership, LP

•	Pro Forma Consolidated Balance Sheet as of December 31, 2015 (Unaudited)
•	Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statement (Unaudited)

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors
99.1	Combined Financial statement and pro forma financial information referenced above under paragraphs (a), (b) and (c) of this Item 9.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Opportunity Investments Corp.

Dated: March 23, 2016	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

Dated: March 23, 2016	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer